UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
  ______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2022
  ______________________________________
Renewable Energy Group, Inc.
(Exact name of registrant as specified in its charter)
  ______________________________________

Delaware	001-35397	26-4785427
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

416 South Bell Avenue	Ames	Iowa	50010
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (515) 239-8000
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	REGI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Delbert Christensen

As disclosed in the Renewable Energy Group, Inc. (the "Company") Definitive Proxy Statement dated April 5, 2022, Mr. Christensen did not stand for re-election and retired on May 17, 2022, when his term expired at the 2022 Annual Meeting of Stockholders (the "Annual Meeting").

Item 5.07 Submission of Matters to a Vote of Security Holders.

As of March 21, 2022, the record date for the Annual Meeting, there were 50,390,403 shares of the Company's Common Stock issued and outstanding. At the Annual Meeting, a total of 45,030,791 shares of the Company's Common Stock were present in person or by proxy, representing 89.36% of the total number of shares outstanding and entitled to vote at the Annual Meeting and a quorum for all matters before the Stockholders as required by the Company's Amended and Restated Bylaws.

The number of votes cast for and against, as well as abstention votes and broker non-votes, as applicable, with respect to each proposal presented at the Annual Meeting was as follows:

Proposal No. 1 - Adoption of the Merger Agreement

The Stockholders approved the adoption of the Agreement and Plan of Merger, dated as of February 27, 2022 (the "Merger Agreement"), by and among Chevron Corporation, Cyclone Merger Sub Inc. and Renewable Energy Group, Inc. as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
40,768,257	148,569	83,194	4,030,771

Proposal No. 2 - Approval on an advisory (non-binding) basis certain compensation arrangements for the company's named executive officers in connection with the Merger.

The Stockholders approved, on an advisory, non-binding basis, the certain compensation arrangements paid to the Company's named executive officers in connection with the merger of the Company and Cyclone Merger Sub Inc. as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
40,437,054	398,896	164,070	4,030,771

Proposal No. 3 - Election of Directors

The Stockholders elected three directors to the Company's Board of Directors, each for a three-year term as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Randolph L. Howard	37,128,622	3,737,335	134,063	4,030,771
Debora M. Frodl	39,015,213	1,848,899	135,908	4,030,771
Dylan Glenn	40,671,212	192,428	136,380	4,030,771

Proposal No. 4 - "Say-On-Pay" Advisory Vote on the Executive Compensation

The Stockholders approved, on an advisory, non-binding basis, the compensation paid to the Company's named executive officers as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
40,095,531	773,027	131,462	4,030,771

Proposal No. 5 - Ratification of the Appointment of Deloitte and Touche LLP as Our Independent Registered Public Accounting Firm for 2022.

The Stockholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022 as follows:

FOR	AGAINST	ABSTAIN
44,497,051	436,698	97,042

Proposal No. 6 - Approval of the adjournment of the Annual Meeting, if necessary, to continue to solicit additional proxies to adopt the Merger Agreement.

The Stockholders approved the proposal to adjourn the Annual Meeting, if necessary, to continue to solicit additional proxies to adopt the Merger Agreement as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
36,161,085	4,741,276	97,659	4,030,771

However, because the proposal to adopt the Merger Agreement was approved, the adjournment of the Annual Meeting was not necessary to continue to solicit additional proxies and, accordingly, the Annual Meeting was not adjourned.
The information in this Form 8-K, including the press release furnished as Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits
99.1    Merger Approval Press Release
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 17, 2022

RENEWABLE ENERGY GROUP, INC.

By:	/s/ R. Craig Bealmear
R. Craig Bealmear
Chief Financial Officer